Exhibit 99.1

INVESTOR RELATIONS: Samantha Tortora 212.810.5397	MEDIA RELATIONS: Brian Beades 212.810.5596

New York, October 16, 2018 – BlackRock, Inc. (NYSE: BLK) today reported financial results for the three and nine months ended September 30, 2018.

BlackRock Reports Third Quarter 2018 Diluted EPS of $7.54, or $7.52 as adjusted

$6.4 trillion of AUM, up 8% year-over-year, including $28 billion of net AUM added from strategic transactions

$11 billion of quarterly long-term net inflows, led by iShares®, active multi-asset and illiquid alternatives

2% growth in revenue year-over-year driven by 4% base fee growth and 18% technology services revenue growth, partially offset by lower performance fees

1% increase in operating income year-over-year also reflects $42 million of transaction-related expense

31% diluted EPS growth (27% as adjusted) driven by higher nonoperating income and a lower effective tax rate

$500 million of share repurchases in the current quarter and $3.13 dividend per share

Laurence D. Fink, Chairman and CEO:

“BlackRock’s third quarter results highlight the resilience of our differentiated platform and our ability to generate organic growth, even in the face of significant industry headwinds. Our holistic, client-centric approach brings together our global product breadth, portfolio construction capabilities, digital tools and industry-leading technology, and positions us well to deliver long-term value to clients and shareholders.

“BlackRock generated $11 billion of long-term net inflows in the third quarter, despite more than $30 billion of institutional non-ETF index equity outflows that resulted from de-risking associated with ongoing divergent monetary policy and geopolitical uncertainty. Over the last twelve months, total net inflows of $177 billion reflect continued growth in key areas of our business, including iShares, multi-asset solutions, illiquid alternatives and Aladdin.

“We continue to build and evolve our business in order to stay ahead of clients’ needs and industry disruption, and completed several strategic transactions during the quarter to accelerate future growth. We are more confident than ever before in our ability to be a strategic partner to clients as a result of our broad array of integrated investment and technology offerings.”

FINANCIAL RESULTS

	Q3	Q3
(in millions, except per share data)	2018	2017*	Change
AUM	$6,444,100	$5,976,892	8%
Total net flows	$(3,105)	$96,112

GAAP basis:
Revenue	$3,576	$3,508	2%
Operating income	$1,396	$1,389	1%
Operating margin	39.0%	39.6%	(60	) bps
Net income(1)	$1,216	$944	29%
Diluted EPS	$7.54	$5.76	31%
Weighted average diluted shares	161.4	163.8	(1)%

As Adjusted:
Operating income(2)	$1,400	$1,393	1%
Operating margin(2)	44.2%	45.1%	(90	) bps
Net income(1) (2)	$1,214	$966	26%
Diluted EPS(2)	$7.52	$5.90	27%

*	Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018.
(1)	Net income represents net income attributable to BlackRock, Inc.
(2)	See notes (1) through (3) to the condensed consolidated statements of income and supplemental information on pages 11 and 12 for more information on as adjusted items and the reconciliation to GAAP.

NET FLOW HIGHLIGHTS

Long-term net inflows of $10.6 billion by region:

Americas:	$18.2	billion
EMEA:	$(9.7)	billion
APAC:	$2.1	billion

Long-term net inflows of $10.6 billion by client type:

Retail:	$1.7	billion
U.S.:	$2.5	billion
International:	$(0.8)	billion
iShares:	$33.7	billion
Core:	$20.3	billion
Non-Core:	$13.4	billion
Institutional:	$(24.8)	billion
Index:	$(23.6)	billion
Active:	$(1.2)	billion

Cash management net outflows of $(14.6) billion

BUSINESS RESULTS

				September 30, 2018	Q3 2018
	Q3 2018	September 30, 2018	Q3 2018	AUM	Base fees(1)
(in millions), (unaudited)	Net flows	AUM	Base fees(1)	% of Total	% of Total

RESULTS BY CLIENT TYPE

Retail	$1,697	$663,261	$860	10%	30%
iShares ETFs	33,673	1,853,188	1,113	29%	39%
Institutional:
Active	(1,204)	1,130,921	504	18%	17%
Index	(23,554)	2,351,785	252	36%	9%
Total institutional	(24,758)	3,482,706	756	54%	26%
Long-term	10,612	5,999,155	2,729	93%	95%
Cash management	(14,570)	443,185	154	7%	5%
Advisory	853	1,760	-	-	-
Total	$(3,105)	$6,444,100	$2,883	100%	100%

RESULTS BY INVESTMENT STYLE

Active	$(1,109)	$1,713,576	$1,346	26%	47%
Index and iShares ETFs	11,721	4,285,579	1,383	67%	48%
Long-term	10,612	5,999,155	2,729	93%	95%
Cash management	(14,570)	443,185	154	7%	5%
Advisory	853	1,760	-	-	-
Total	$(3,105)	$6,444,100	$2,883	100%	100%

RESULTS BY PRODUCT TYPE

Equity	$(17,264)	$3,482,687	$1,459	54%	52%
Fixed income	22,908	1,883,806	763	29%	26%
Multi-asset	3,228	492,810	298	8%	10%
Alternatives	1,740	139,852	209	2%	7%
Long-term	10,612	5,999,155	2,729	93%	95%
Cash management	(14,570)	443,185	154	7%	5%
Advisory	853	1,760	-	-	-
Total	$(3,105)	$6,444,100	$2,883	100%	100%

(1)	Base fees include investment advisory, administration fees and securities lending revenue.

INVESTMENT PERFORMANCE AT SEPTEMBER 30, 2018(1)

	One-year period	Three-year period	Five-year period
Fixed income:
Actively managed AUM above benchmark or peer median
Taxable	66%	72%	84%
Tax-exempt	74%	74%	78%
Index AUM within or above applicable tolerance	98%	99%	100%
Equity:
Actively managed AUM above benchmark or peer median
Fundamental	66%	70%	80%
Systematic	74%	85%	92%
Index AUM within or above applicable tolerance	97%	99%	98%
(1)	Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 13 for performance disclosure detail.

TELECONFERENCE, WEBCAST AND PRESENTATION INFORMATION

Chairman and Chief Executive Officer, Laurence D. Fink, President, Robert S. Kapito, and Chief Financial Officer, Gary S. Shedlin, will host a teleconference call for investors and analysts on Tuesday, October 16, 2018 at 8:30 a.m. (Eastern Time). Members of the public who are interested in participating in the teleconference should dial, from the United States, (800) 374-0176, or from outside the United States, (706) 679-8281, shortly before 8:30 a.m. and reference the BlackRock Conference Call (ID Number 4488387). A live, listen-only webcast will also be available via the investor relations section of www.blackrock.com.

Both the teleconference and webcast will be available for replay by 12:30 p.m. (Eastern Time) on Tuesday, October 16, 2018 and ending at midnight on Tuesday, October 30, 2018. To access the replay of the teleconference, callers from the United States should dial (855) 859-2056 and callers from outside the United States should dial (404) 537-3406 and enter the Conference ID Number 4488387. To access the webcast, please visit the investor relations section of www.blackrock.com.

ABOUT BLACKROCK

BlackRock helps investors build better financial futures. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. As of September 30, 2018, the firm managed approximately $6.44 trillion in assets on behalf of investors worldwide. For additional information on BlackRock, please visit www.blackrock.com | Twitter: @blackrock | Blog: www.blackrockblog.com | LinkedIn: www.linkedin.com/company/blackrock.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

					Three Months
	Three Months Ended				Ended
	September 30,				June 30,
	2018	2017*	Change		2018	Change
Revenue
Investment advisory, administration fees and securities lending revenue	$2,883	$2,781	$102		$2,944	$(61)
Investment advisory performance fees	151	191	(40)		91	60
Technology services revenue	200	169	31		198	2
Distribution fees	279	298	(19)		294	(15)
Advisory and other revenue	63	69	(6)		78	(15)
Total revenue	3,576	3,508	68		3,605	(29)

Expense
Employee compensation and benefits	1,097	1,087	10		1,082	15
Distribution and servicing costs	408	419	(11)		415	(7)
Direct fund expense	249	231	18		264	(15)
General and administration	413	355	58		393	20
Amortization of intangible assets	13	27	(14)		11	2
Total expense	2,180	2,119	61		2,165	15

Operating income	1,396	1,389	7		1,440	(44)

Nonoperating income (expense)
Net gain (loss) on investments	50	41	9		3	47
Interest and dividend income	29	15	14		19	10
Interest expense	(46)	(46)	-		(46)	-
Total nonoperating income (expense)	33	10	23		(24)	57

Income before income taxes	1,429	1,399	30		1,416	13
Income tax expense (benefit)	226	443	(217)		338	(112)
Net income	1,203	956	247		1,078	125
Less:
Net income (loss) attributable to noncontrolling interests	(13)	12	(25)		5	(18)
Net income attributable to BlackRock, Inc.	$1,216	$944	$272		$1,073	$143

Weighted-average common shares outstanding
Basic	160,141,506	161,872,716	(1,731,210)		160,980,960	(839,454)
Diluted	161,378,217	163,773,546	(2,395,329)		162,161,937	(783,720)
Earnings per share attributable to BlackRock, Inc. common stockholders (3)
Basic	$7.59	$5.83	$1.76		$6.67	$0.92
Diluted	$7.54	$5.76	$1.78		$6.62	$0.92
Cash dividends declared and paid per share	$3.13	$2.50	$0.63		$2.88	$0.25

Supplemental information:

AUM (end of period)	$6,444,100	$5,976,892	$467,208		$6,299,706	$144,394
Shares outstanding (end of period)	159,804,364	161,597,770	(1,793,406)		160,779,596	(975,232)
GAAP:
Operating margin	39.0%	39.6%	(60	) bps	39.9%	(90	) bps
Effective tax rate	15.7%	31.9%	(1,620	) bps	24.0%	(830	) bps
As adjusted:
Operating income (1)	$1,400	$1,393	$7		$1,443	$(43)
Operating margin (1)	44.2%	45.1%	(90	) bps	45.2%	(100	) bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests	$46	$(2)	$48		$(29)	$75
Net income attributable to BlackRock, Inc. (2)	$1,214	$966	$248		$1,080	$134
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (2) (3)	$7.52	$5.90	$1.62		$6.66	$0.86
Effective tax rate	16.0%	30.6%	(1,460	) bps	23.7%	(770	) bps

See pages 11-12 for the reconciliation to GAAP and notes (1) through (3) for more information on as adjusted items.

*	Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

	Nine Months Ended
	September 30,
	2018	2017*	Change
Revenue
Investment advisory, administration fees and securities lending revenue	$8,774	$7,971	$803
Investment advisory performance fees	312	309	3
Technology services revenue	582	481	101
Distribution fees	884	877	7
Advisory and other revenue	212	198	14
Total revenue	10,764	9,836	928

Expense
Employee compensation and benefits	3,300	3,106	194
Distribution and servicing costs	1,255	1,230	25
Direct fund expense	774	658	116
General and administration	1,189	996	193
Amortization of intangible assets	35	77	(42)
Total expense	6,553	6,067	486

Operating income	4,211	3,769	442

Nonoperating income (expense)
Net gain (loss) on investments	68	128	(60)
Interest and dividend income	63	35	28
Interest expense	(138)	(159)	21
Total nonoperating income (expense)	(7)	4	(11)

Income before income taxes	4,204	3,773	431
Income tax expense	829	1,085	(256)
Net income	3,375	2,688	687
Less:
Net income (loss) attributable to noncontrolling interests	(3)	31	(34)
Net income attributable to BlackRock, Inc.	$3,378	$2,657	$721

Weighted-average common shares outstanding
Basic	160,786,768	162,459,737	(1,672,969)
Diluted	162,140,879	164,289,042	(2,148,163)
Earnings per share attributable to BlackRock, Inc. common stockholders (3)
Basic	$21.01	$16.35	$4.66
Diluted	$20.83	$16.17	$4.66
Cash dividends declared and paid per share	$8.89	$7.50	$1.39

Supplemental information:

AUM (end of period)	$6,444,100	$5,976,892	$467,208
Shares outstanding (end of period)	159,804,364	161,597,770	(1,793,406)
GAAP:
Operating margin	39.1%	38.3%	80	bps
Effective tax rate	19.7%	29.0%	(930	) bps
As adjusted:
Operating income (1)	$4,221	$3,781	$440
Operating margin (1)	44.5%	43.9%	60	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests	$(4)	$(27)	$23
Net income attributable to BlackRock, Inc. (2)	$3,386	$2,685	$701
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (2) (3)	$20.88	$16.34	$4.54
Effective tax rate	19.7%	28.5%	(880	) bps

See pages 11-12 for the reconciliation to GAAP and notes (1) through (3) for more information on as adjusted items.

*	Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Client Type and Product Type
		Net	Acquisitions
	June 30,	inflows	and	Market		September 30,
	2018	(outflows)	dispositions(1)	change	FX impact (2)	2018	Average AUM (3)
Retail:
Equity	$232,617	$(2,889)	$2,137	$6,362	$(683)	$237,544	$235,327
Fixed income	266,987	3,141	14,070	(1,066)	(253)	282,879	271,896
Multi-asset	119,299	789	2,519	1,799	(102)	124,304	121,557
Alternatives	17,922	656	7	(22)	(29)	18,534	18,164
Retail subtotal	636,825	1,697	18,733	7,073	(1,067)	663,261	646,944
iShares ETFs:
Equity	1,346,288	21,215	-	46,621	(199)	1,413,925	1,388,881
Fixed income	401,731	12,914	-	(2,094)	(208)	412,343	408,384
Multi-asset	3,767	(9)	-	55	1	3,814	3,803
Alternatives	24,979	(447)	-	(1,435)	9	23,106	24,152
iShares ETFs subtotal	1,776,765	33,673	-	43,147	(397)	1,853,188	1,825,220
Institutional:
Active:
Equity	134,986	(4,745)	(4,296)	3,564	(534)	128,975	131,834
Fixed income	550,444	(398)	2,417	722	(1,594)	551,591	552,157
Multi-asset	350,545	2,471	(1,593)	5,932	(468)	356,887	353,321
Alternatives	87,413	1,468	4,995	(164)	(244)	93,468	90,308
Active subtotal	1,123,388	(1,204)	1,523	10,054	(2,840)	1,130,921	1,127,620
Index:
Equity	1,652,589	(30,845)	4,749	80,833	(5,083)	1,702,243	1,689,785
Fixed income	639,447	7,251	2,051	(6,660)	(5,096)	636,993	640,079
Multi-asset	8,055	(23)	(243)	110	(94)	7,805	7,914
Alternatives	4,673	63	1	39	(32)	4,744	4,680
Index subtotal	2,304,764	(23,554)	6,558	74,322	(10,305)	2,351,785	2,342,458
Institutional subtotal	3,428,152	(24,758)	8,081	84,376	(13,145)	3,482,706	3,470,078
Long-term	5,841,742	10,612	26,814	134,596	(14,609)	5,999,155	5,942,242
Cash management	457,054	(14,570)	686	630	(615)	443,185	455,852
Advisory (4)	910	853	-	(10)	7	1,760	1,308
Total	$6,299,706	$(3,105)	$27,500	$135,216	$(15,217)	$6,444,100	$6,399,402

Current Quarter Component Changes by Investment Style and Product Type (Long-term)
		Net	Acquisitions
	June 30,	inflows	and	Market		September 30,
	2018	(outflows)	dispositions(1)	change	FX impact (2)	2018	Average AUM (3)
Active:
Equity	$304,098	$(7,737)	$(2,160)	$7,729	$(881)	$301,049	$302,744
Fixed income	803,515	1,244	16,487	(199)	(1,715)	819,332	809,629
Multi-asset	469,845	3,260	926	7,731	(570)	481,192	474,878
Alternatives	105,336	2,124	5,002	(186)	(273)	112,003	108,472
Active subtotal	1,682,794	(1,109)	20,255	15,075	(3,439)	1,713,576	1,695,723
Index and iShares ETFs:
iShares ETFs:
Equity	1,346,288	21,215	-	46,621	(199)	1,413,925	1,388,881
Fixed income	401,731	12,914	-	(2,094)	(208)	412,343	408,384
Multi-asset	3,767	(9)	-	55	1	3,814	3,803
Alternatives	24,979	(447)	-	(1,435)	9	23,106	24,152
iShares ETFs subtotal	1,776,765	33,673	-	43,147	(397)	1,853,188	1,825,220
Non-ETF Index:
Equity	1,716,094	(30,742)	4,750	83,030	(5,419)	1,767,713	1,754,202
Fixed income	653,363	8,750	2,051	(6,805)	(5,228)	652,131	654,503
Multi-asset	8,054	(23)	(243)	110	(94)	7,804	7,914
Alternatives	4,672	63	1	39	(32)	4,743	4,680
Non-ETF Index subtotal	2,382,183	(21,952)	6,559	76,374	(10,773)	2,432,391	2,421,299
Index & iShares ETFs subtotal	4,158,948	11,721	6,559	119,521	(11,170)	4,285,579	4,246,519
Long-term	$5,841,742	$10,612	$26,814	$134,596	$(14,609)	$5,999,155	$5,942,242

Current Quarter Component Changes by Product Type (Long-term)
		Net	Acquisitions
	June 30,	inflows	and	Market		September 30,
	2018	(outflows)	dispositions(1)	change	FX impact (2)	2018	Average AUM (3)
Equity	$3,366,480	$(17,264)	$2,590	$137,380	$(6,499)	$3,482,687	$3,445,827
Fixed income	1,858,609	22,908	18,538	(9,098)	(7,151)	1,883,806	1,872,516
Multi-asset	481,666	3,228	683	7,896	(663)	492,810	486,595
Alternatives:
Core	102,768	2,092	4,995	(162)	(228)	109,465	105,918
Currency and commodities(5)	32,219	(352)	8	(1,420)	(68)	30,387	31,386
Alternatives subtotal	134,987	1,740	5,003	(1,582)	(296)	139,852	137,304
Long-term	$5,841,742	$10,612	$26,814	$134,596	$(14,609)	$5,999,155	$5,942,242

(1)

Amounts include net AUM from the acquisitions of Tennenbaum Capital Partners in August 2018 (“TCP Transaction”) and the asset management business of Citibanamex in September 2018 (“Citibanamex Transaction”), AUM reclassifications and net dispositions related to the transfer of BlackRock’s UK Defined Contribution Administration and Platform business to Aegon N.V. in July 2018 (“Aegon Transaction”), and net AUM dispositions related to the sale of BlackRock’s minority interest in DSP BlackRock Investment Managers Pvt. Ltd. to The DSP Group in August 2018 (“DSP Transaction”).

(2)	Foreign exchange reflects the impact of translating non-U.S. dollar denominated AUM into U.S. dollars for reporting purposes.
(3)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(4)	Advisory AUM represents long-term portfolio liquidation assignments.
(5)	Amounts include commodity iShares ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-to-Date Component Changes by Client Type and Product Type
		Net	Acquisitions
	December 31,	inflows	and	Market		September 30,
	2017	(outflows)	dispositions(1)	change	FX impact (2)	2018	Average AUM (3)
Retail:
Equity	$233,218	$(205)	$2,137	$4,760	$(2,366)	$237,544	$236,413
Fixed income	257,571	19,425	14,070	(6,684)	(1,503)	282,879	267,050
Multi-asset	120,855	2,744	2,519	(1,407)	(407)	124,304	121,965
Alternatives	16,733	1,916	7	(14)	(108)	18,534	17,623
Retail subtotal	628,377	23,880	18,733	(3,345)	(4,384)	663,261	643,051
iShares ETFs:
Equity	1,329,610	52,308	-	37,177	(5,170)	1,413,925	1,375,039
Fixed income	395,252	32,072	-	(12,415)	(2,566)	412,343	401,309
Multi-asset	3,761	62	-	(5)	(4)	3,814	3,789
Alternatives	23,616	1,691	-	(2,156)	(45)	23,106	24,886
iShares ETFs subtotal	1,752,239	86,133	-	22,601	(7,785)	1,853,188	1,805,023
Institutional:
Active:
Equity	137,185	(6,255)	(4,296)	4,170	(1,829)	128,975	136,050
Fixed income	570,050	(7,387)	2,417	(9,490)	(3,999)	551,591	558,285
Multi-asset	347,825	6,270	(1,593)	8,795	(4,410)	356,887	349,495
Alternatives	84,248	3,734	4,995	1,396	(905)	93,468	87,890
Active subtotal	1,139,308	(3,638)	1,523	4,871	(11,143)	1,130,921	1,131,720
Index:
Equity	1,671,628	(58,973)	4,749	98,283	(13,444)	1,702,243	1,683,996
Fixed income	632,592	31,901	2,051	(14,976)	(14,575)	636,993	642,648
Multi-asset	7,837	541	(243)	(262)	(68)	7,805	8,106
Alternatives	4,750	(108)	1	154	(53)	4,744	4,751
Index subtotal	2,316,807	(26,639)	6,558	83,199	(28,140)	2,351,785	2,339,501
Institutional subtotal	3,456,115	(30,277)	8,081	88,070	(39,283)	3,482,706	3,471,221
Long-term	5,836,731	79,736	26,814	107,326	(51,452)	5,999,155	5,919,295
Cash management	449,949	(6,167)	686	1,043	(2,326)	443,185	456,017
Advisory (4)	1,515	288	-	(2)	(41)	1,760	1,267
Total	$6,288,195	$73,857	$27,500	$108,367	$(53,819)	$6,444,100	$6,376,579

Year-to-Date Component Changes by Investment Style and Product Type (Long-term)
		Net	Acquisitions
	December 31,	inflows	and	Market		September 30,
	2017	(outflows)	dispositions(1)	change	FX impact (2)	2018	Average AUM (3)
Active:
Equity	$311,209	$(11,127)	$(2,160)	$6,268	$(3,141)	$301,049	$309,669
Fixed income	815,135	8,754	16,487	(15,985)	(5,059)	819,332	811,651
Multi-asset	468,679	9,014	926	7,388	(4,815)	481,192	471,460
Alternatives	100,982	5,650	5,002	1,383	(1,014)	112,003	105,513
Active subtotal	1,696,005	12,291	20,255	(946)	(14,029)	1,713,576	1,698,293
Index and iShares ETFs:
iShares ETFs:
Equity	1,329,610	52,308	-	37,177	(5,170)	1,413,925	1,375,039
Fixed income	395,252	32,072	-	(12,415)	(2,566)	412,343	401,309
Multi-asset	3,761	62	-	(5)	(4)	3,814	3,789
Alternatives	23,616	1,691	-	(2,156)	(45)	23,106	24,886
iShares ETFs subtotal	1,752,239	86,133	-	22,601	(7,785)	1,853,188	1,805,023
Non-ETF Index:
Equity	1,730,822	(54,306)	4,750	100,945	(14,498)	1,767,713	1,746,790
Fixed income	645,078	35,185	2,051	(15,165)	(15,018)	652,131	656,332
Multi-asset	7,838	541	(243)	(262)	(70)	7,804	8,106
Alternatives	4,749	(108)	1	153	(52)	4,743	4,751
Non-ETF Index subtotal	2,388,487	(18,688)	6,559	85,671	(29,638)	2,432,391	2,415,979
Index & iShares ETFs subtotal	4,140,726	67,445	6,559	108,272	(37,423)	4,285,579	4,221,002
Long-term	$5,836,731	$79,736	$26,814	$107,326	$(51,452)	$5,999,155	$5,919,295

Year-to-Date Component Changes by Product Type (Long-term)
		Net	Acquisitions
	December 31,	inflows	and	Market		September 30,
	2017	(outflows)	dispositions(1)	change	FX impact (2)	2018	Average AUM (3)
Equity	$3,371,641	$(13,125)	$2,590	$144,390	$(22,809)	$3,482,687	$3,431,498
Fixed income	1,855,465	76,011	18,538	(43,565)	(22,643)	1,883,806	1,869,292
Multi-asset	480,278	9,617	683	7,121	(4,889)	492,810	483,355
Alternatives:
Core	98,533	5,529	4,995	1,407	(999)	109,465	102,928
Currency and commodities(5)	30,814	1,704	8	(2,027)	(112)	30,387	32,222
Alternatives subtotal	129,347	7,233	5,003	(620)	(1,111)	139,852	135,150
Long-term	$5,836,731	$79,736	$26,814	$107,326	$(51,452)	$5,999,155	$5,919,295

(1)	Amounts include net AUM impact from the TCP Transaction, the Citibanamex Transaction, the Aegon Transaction and the DSP Transaction.
(2)	Foreign exchange reflects the impact of translating non-U.S. dollar denominated AUM into U.S. dollars for reporting purposes.
(3)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing ten months.
(4)	Advisory AUM represents long-term portfolio liquidation assignments.
(5)	Amounts include commodity iShares ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Client Type and Product Type
		Net	Acquisitions
	September 30,	inflows	and	Market		September 30,
	2017	(outflows)	dispositions(1)	change	FX impact (2)	2018	Average AUM (3)
Retail:
Equity	$225,668	$930	$2,137	$10,465	$(1,656)	$237,544	$234,570
Fixed income	248,348	27,430	14,070	(6,032)	(937)	282,879	263,376
Multi-asset	118,062	4,734	2,519	(726)	(285)	124,304	121,297
Alternatives	16,443	2,176	7	(31)	(61)	18,534	17,364
Retail subtotal	608,521	35,270	18,733	3,676	(2,939)	663,261	636,607
iShares ETFs:
Equity	1,228,395	97,196	-	92,086	(3,752)	1,413,925	1,350,595
Fixed income	386,267	40,744	-	(13,023)	(1,645)	412,343	398,421
Multi-asset	3,491	324	-	3	(4)	3,814	3,755
Alternatives	22,284	2,669	-	(1,815)	(32)	23,106	24,365
iShares ETFs subtotal	1,640,437	140,933	-	77,251	(5,433)	1,853,188	1,777,136
Institutional:
Active:
Equity	130,366	(7,491)	(4,296)	11,829	(1,433)	128,975	135,167
Fixed income	562,027	(5,073)	2,417	(4,658)	(3,122)	551,591	559,446
Multi-asset	327,733	9,180	(1,593)	24,431	(2,864)	356,887	345,708
Alternatives	85,098	1,934	4,995	2,146	(705)	93,468	87,097
Active subtotal	1,105,224	(1,450)	1,523	33,748	(8,124)	1,130,921	1,127,418
Index:
Equity	1,588,036	(67,979)	4,749	188,093	(10,656)	1,702,243	1,669,668
Fixed income	591,778	55,861	2,051	(1,141)	(11,556)	636,993	633,159
Multi-asset	7,741	301	(243)	67	(61)	7,805	8,040
Alternatives	7,146	(2,623)	1	254	(34)	4,744	4,952
Index subtotal	2,194,701	(14,440)	6,558	187,273	(22,307)	2,351,785	2,315,819
Institutional subtotal	3,299,925	(15,890)	8,081	221,021	(30,431)	3,482,706	3,443,237
Long-term	5,548,883	160,313	26,814	301,948	(38,803)	5,999,155	5,856,980
Cash management	425,423	17,239	686	1,432	(1,595)	443,185	450,862
Advisory (4)	2,586	(769)	-	(18)	(39)	1,760	1,494
Total	$5,976,892	$176,783	$27,500	$303,362	$(40,437)	$6,444,100	$6,309,336

Year-over-Year Component Changes by Investment Style and Product Type (Long-term)
		Net	Acquisitions
	September 30,	inflows	and	Market		September 30,
	2017	(outflows)	dispositions(1)	change	FX impact (2)	2018	Average AUM (3)
Active:
Equity	$300,176	$(12,158)	$(2,160)	$17,436	$(2,245)	$301,049	$308,300
Fixed income	797,840	19,387	16,487	(10,687)	(3,695)	819,332	809,440
Multi-asset	445,795	13,914	926	23,705	(3,148)	481,192	467,005
Alternatives	101,541	4,110	5,002	2,115	(765)	112,003	104,461
Active subtotal	1,645,352	25,253	20,255	32,569	(9,853)	1,713,576	1,689,206
Index and iShares ETFs:
iShares ETFs
Equity	1,228,395	97,196	-	92,086	(3,752)	1,413,925	1,350,595
Fixed income	386,267	40,744	-	(13,023)	(1,645)	412,343	398,421
Multi-asset	3,491	324	-	3	(4)	3,814	3,755
Alternatives	22,284	2,669	-	(1,815)	(32)	23,106	24,365
iShares ETFs subtotal	1,640,437	140,933	-	77,251	(5,433)	1,853,188	1,777,136
Non-ETF Index
Equity	1,643,894	(62,382)	4,750	192,951	(11,500)	1,767,713	1,731,105
Fixed income	604,313	58,831	2,051	(1,144)	(11,920)	652,131	646,541
Multi-asset	7,741	301	(243)	67	(62)	7,804	8,040
Alternatives	7,146	(2,623)	1	254	(35)	4,743	4,952
Non-ETF Index subtotal	2,263,094	(5,873)	6,559	192,128	(23,517)	2,432,391	2,390,638
Index & iShares ETFs subtotal	3,903,531	135,060	6,559	269,379	(28,950)	4,285,579	4,167,774
Long-term	$5,548,883	$160,313	$26,814	$301,948	$(38,803)	$5,999,155	$5,856,980

Year-over-Year Component Changes by Product Type (Long-term)
		Net	Acquisitions
	September 30,	inflows	and	Market		September 30,
	2017	(outflows)	dispositions(1)	change	FX impact (2)	2018	Average AUM (3)
Equity	$3,172,465	$22,656	$2,590	$302,473	$(17,497)	$3,482,687	$3,390,000
Fixed income	1,788,420	118,962	18,538	(24,854)	(17,260)	1,883,806	1,854,402
Multi-asset	457,027	14,539	683	23,775	(3,214)	492,810	478,800
Alternatives:
Core	99,168	3,958	4,995	2,092	(748)	109,465	101,921
Currency and commodities(5)	31,803	198	8	(1,538)	(84)	30,387	31,857
Alternatives subtotal	130,971	4,156	5,003	554	(832)	139,852	133,778
Long-term	$5,548,883	$160,313	$26,814	$301,948	$(38,803)	$5,999,155	$5,856,980

(1)	Amounts include net AUM impact from the TCP Transaction, the Citibanamex Transaction, the Aegon Transaction and the DSP Transaction.
(2)	Foreign exchange reflects the impact of translating non-U.S. dollar denominated AUM into U.S. dollars for reporting purposes.
(3)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(4)	Advisory AUM represents long-term portfolio liquidation assignments.
(5)	Amounts include commodity iShares ETFs.

SUMMARY OF REVENUE

				Three Months
	Three Months Ended			Ended		Nine Months Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2018	2017*	Change	2018	Change	2018	2017*	Change
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$405	$418	$(13)	$426	$(21)	$1,269	$1,229	$40
iShares ETFs	885	835	50	911	(26)	2,722	2,332	390
Non-ETF Index	169	168	1	187	(18)	532	503	29
Equity subtotal	1,459	1,421	38	1,524	(65)	4,523	4,064	459
Fixed income:
Active	460	437	23	458	2	1,374	1,268	106
iShares ETFs	205	210	(5)	207	(2)	620	595	25
Non-ETF Index	98	88	10	101	(3)	292	257	35
Fixed income subtotal	763	735	28	766	(3)	2,286	2,120	166
Multi-asset	298	289	9	295	3	889	843	46
Alternatives:
Core	185	169	16	176	9	539	469	70
Currency and commodities	24	23	1	26	(2)	75	67	8
Alternatives subtotal	209	192	17	202	7	614	536	78
Long-term	2,729	2,637	92	2,787	(58)	8,312	7,563	749
Cash management	154	144	10	157	(3)	462	408	54
Total base fees	2,883	2,781	102	2,944	(61)	8,774	7,971	803
Investment advisory performance fees:
Equity	7	30	(23)	43	(36)	68	57	11
Fixed income	-	9	(9)	(1)	1	2	20	(18)
Multi-asset	1	2	(1)	9	(8)	15	14	1
Alternatives	143	150	(7)	40	103	227	218	9
Total performance fees	151	191	(40)	91	60	312	309	3
Technology services revenue	200	169	31	198	2	582	481	101
Distribution fees:
Retrocessions	168	175	(7)	181	(13)	541	490	51
12b-1 fees (U.S. mutual funds distribution fees)	102	113	(11)	103	(1)	313	356	(43)
Other	9	10	(1)	10	(1)	30	31	(1)
Total distribution fees	279	298	(19)	294	(15)	884	877	7
Advisory and other revenue:
Advisory	26	25	1	33	(7)	80	74	6
Other	37	44	(7)	45	(8)	132	124	8
Total advisory and other revenue	63	69	(6)	78	(15)	212	198	14
Total revenue	$3,576	$3,508	$68	$3,605	$(29)	$10,764	$9,836	$928

*	Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018.

Highlights

▪

Investment advisory, administration fees and securities lending revenue increased $102 million from the third quarter of 2017, reflecting the impact of higher markets and organic growth on average AUM. The increase lagged the growth in average AUM as a result of the impact of divergent beta and previously announced pricing changes to select investment products. Securities lending revenue of $160 million in the current quarter compared with $150 million in the third quarter of 2017.

Investment advisory, administration fees and securities lending revenue decreased $61 million from the second quarter of 2018, despite growth in average AUM and one additional day in the current quarter, reflecting the impact of divergent beta, previously announced pricing changes to select investment products and seasonally lower securities lending revenue. Securities lending revenue of $160 million in the current quarter compared with $183 million in the second quarter of 2018.

▪

Performance fees decreased $40 million from the third quarter of 2017, primarily reflecting lower fees from liquid alternative and long-only products, and increased $60 million from the second quarter of 2018, primarily reflecting strong performance from a single hedge fund with an annual performance measurement period that ends in the third quarter.

▪	Technology services revenue increased $31 million from the third quarter of 2017 and $2 million from the second quarter of 2018, primarily reflecting higher revenue from institutional Aladdin®.

SUMMARY OF OPERATING EXPENSE

	Three			Three		Nine
	Months Ended			Months Ended		Months Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2018	2017*	Change	2018	Change	2018	2017*	Change
Operating expense
Employee compensation and benefits	$1,097	$1,087	$10	$1,082	$15	$3,300	$3,106	$194
Distribution and servicing costs:
Retrocessions	168	175	(7)	181	(13)	541	490	51
12b-1 costs	100	111	(11)	101	(1)	307	349	(42)
Other	140	133	7	133	7	407	391	16
Total distribution and servicing costs	408	419	(11)	415	(7)	1,255	1,230	25
Direct fund expense	249	231	18	264	(15)	774	658	116
General and administration:
Marketing and promotional	77	76	1	91	(14)	253	231	22
Occupancy and office related	73	68	5	73	-	220	202	18
Portfolio services	60	60	-	73	(13)	203	175	28
Technology	61	51	10	58	3	172	145	27
Professional services	42	37	5	37	5	111	92	19
Communications	9	8	1	9	-	28	24	4
Foreign exchange remeasurement	7	3	4	4	3	12	(3)	15
Contingent consideration fair value adjustments	29	7	22	(1)	30	34	(1)	35
Product launch costs	1	-	1	-	1	12	4	8
Other general and administration	54	45	9	49	5	144	127	17
Total general and administration expense	413	355	58	393	20	1,189	996	193
Amortization of intangible assets	13	27	(14)	11	2	35	77	(42)
Total operating expense	$2,180	$2,119	$61	$2,165	$15	$6,553	$6,067	$486

*	Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018.

Highlights

▪

General and administration expense increased $58 million from the third quarter of 2017 and $20 million from the second quarter of 2018, respectively, primarily due to $42 million of transaction-related expense recorded in the current quarter, consisting of contingent consideration fair value adjustments, other general and administration expense, and professional services.

INCOME TAX EXPENSE (BENEFIT)

	Three				Three			Nine
	Months Ended				Months Ended			Months Ended
	September 30,				June 30,			September 30,
(in millions), (unaudited)	2018	2017*	Change		2018	Change		2018	2017*	Change
Income tax expense (benefit)	$226	$443	$(217)		$338	$(112)		$829	$1,085	$(256)
Effective tax rate	15.7%	31.9%	(1,620	) bps	24.0%	(830	) bps	19.7%	29.0%	(930	) bps

*	Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018.

Highlights

▪	Third quarter 2018 income tax expense benefited from $90 million of discrete items.
▪	Both third and second quarter 2018 income tax expense reflected a reduced tax rate associated with the Tax Cuts and Jobs Act enacted in the United States.
▪

Third quarter 2018 and 2017 income tax expense included a $5 million net noncash tax benefit and a $19 million net noncash tax expense, respectively, related to the revaluation of certain deferred income tax liabilities as a result of domestic state and local tax changes.

SUMMARY AND RECONCILIATION OF U.S. GAAP NONOPERATING INCOME (EXPENSE) TO NONOPERATING INCOME (EXPENSE), AS ADJUSTED

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2018	2017	Change	2018	Change	2018	2017	Change
Nonoperating income (expense), GAAP basis	$33	$10	$23	$(24)	$57	$(7)	$4	$(11)
Less: Net income (loss) attributable to noncontrolling interests ("NCI")	(13)	12	(25)	5	(18)	(3)	31	(34)
Nonoperating income (expense), as adjusted(1)(2)	$46	$(2)	$48	$(29)	$75	$(4)	$(27)	$23

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2018	2017	Change	2018	Change	2018	2017	Change
Net gain (loss) on investments(1)(2)
Private equity	$4	$7	$(3)	$5	$(1)	$10	$21	$(11)
Real assets	10	1	9	9	1	24	2	22
Other alternatives(3)	1	11	(10)	1	-	5	34	(29)
Other investments(4)	(3)	10	(13)	(18)	15	(20)	35	(55)
Subtotal	12	29	(17)	(3)	15	19	92	(73)
Other gains(5)	51	-	51	1	50	52	5	47
Total net gain (loss) on investments(1)(2)	63	29	34	(2)	65	71	97	(26)
Interest and dividend income	29	15	14	19	10	63	35	28
Interest expense	(46)	(46)	-	(46)	-	(138)	(159)	21
Net interest expense	(17)	(31)	14	(27)	10	(75)	(124)	49
Nonoperating income (expense), as adjusted(1)(2)	$46	$(2)	$48	$(29)	$75	$(4)	$(27)	$23

(1)	Net of net income (loss) attributable to NCI.
(2)

Management believes nonoperating income (expense), as adjusted, is an effective measure for reviewing BlackRock’s nonoperating contribution to results. For more information on other as adjusted items and the reconciliation to GAAP see notes (1) through (3) to the condensed consolidated statements of income and supplemental information on pages 11 and 12.

(3)	Amounts primarily include net gains (losses) related to direct hedge fund strategies and hedge fund solutions.
(4)	Amounts primarily include net gains (losses) related to equity and fixed income investments.
(5)

Amount for the third quarter of 2018 primarily includes a $40 million pre-tax gain related to the DSP Transaction and a $10 million noncash pre-tax gain related to the revaluation of another strategic investment.

RECONCILIATION OF U.S. GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED
	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(in millions), (unaudited)	2018	2017*	2018	2018	2017*
Operating income, GAAP basis	$1,396	$1,389	$1,440	$4,211	$3,769
Non-GAAP expense adjustment:
PNC LTIP funding obligation	4	4	3	10	12
Operating income, as adjusted (1)	1,400	1,393	1,443	4,221	3,781
Product launch costs and commissions	1	-	-	13	-
Operating income used for operating margin measurement	$1,401	$1,393	$1,443	$4,234	$3,781
Revenue, GAAP basis	$3,576	$3,508	$3,605	$10,764	$9,836
Non-GAAP adjustment:
Distribution and servicing costs	(408)	(419)	(415)	(1,255)	(1,230)
Revenue used for operating margin measurement	$3,168	$3,089	$3,190	$9,509	$8,606
Operating margin, GAAP basis	39.0%	39.6%	39.9%	39.1%	38.3%
Operating margin, as adjusted (1)	44.2%	45.1%	45.2%	44.5%	43.9%

See note (1) to the condensed consolidated statements of income and supplemental information on page 12 for more information on as adjusted items and the reconciliation to GAAP.

* Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018.

RECONCILIATION OF U.S. GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED
	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(in millions, except per share data), (unaudited)	2018	2017*	2018	2018	2017*
Net income attributable to BlackRock, Inc., GAAP basis	$1,216	$944	$1,073	$3,378	$2,657
Non-GAAP adjustments:
PNC LTIP funding obligation, net of tax	3	3	3	9	9
Income tax matters	(5)	19	4	(1)	19
Net income attributable to BlackRock, Inc., as adjusted (2)	$1,214	$966	$1,080	$3,386	$2,685
Diluted weighted-average common shares outstanding (3)	161.4	163.8	162.2	162.1	164.3
Diluted earnings per common share, GAAP basis (3)	$7.54	$5.76	$6.62	$20.83	$16.17
Diluted earnings per common share, as adjusted (2) (3)	$7.52	$5.90	$6.66	$20.88	$16.34

See notes (2) and (3) to the condensed consolidated statements of income and supplemental information on page 12 for more information on as adjusted items and the reconciliation to GAAP.

* Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018.
NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Management reviews non-GAAP financial measures to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance the comparability of this information for the reporting periods presented. Non-GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP measures may not be comparable to other similarly titled measures of other companies.

Management uses both GAAP and non-GAAP financial measures in evaluating BlackRock’s financial performance.  Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

Computations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time and, therefore, provide useful disclosure to investors.

▪

Operating income, as adjusted, includes non-GAAP expense adjustments. The portion of compensation expense associated with certain long-term incentive plans (“LTIP”) funded, or to be funded, through share distributions to participants of BlackRock stock held by The PNC Financial Services Group, Inc. (“PNC”) has been excluded because it ultimately does not impact BlackRock’s book value.

▪

Operating income used for measuring operating margin, as adjusted, is equal to operating income, as adjusted, excluding the impact of product launch costs (e.g. closed-end fund launch costs) and related commissions. Management believes the exclusion of such costs and related commissions is useful because these costs can fluctuate considerably and revenue associated with the expenditure of these costs will not fully impact BlackRock’s results until future periods.

Revenue used for operating margin, as adjusted, excludes distribution and servicing costs paid to third parties. Management believes such costs represent a benchmark for the amount of revenue passed through to external parties who distribute the Company’s products. BlackRock excludes from revenue used for operating margin, as adjusted, the costs related to distribution and servicing costs as a proxy for such offsetting revenue.

(2) Net income attributable to BlackRock, Inc., as adjusted: Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for significant nonrecurring items, charges that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

See aforementioned discussion regarding operating income, as adjusted, and operating margin, as adjusted, for information on the PNC LTIP funding obligation.

For each period presented, the non-GAAP adjustment related to the PNC LTIP funding obligation was tax effected at the respective blended rates applicable to the adjustments. Amounts for income tax matters represent net noncash (benefits) expense primarily associated with the revaluation of certain deferred tax liabilities related to intangible assets and goodwill. Amounts have been excluded from the as adjusted results as these items will not have a cash flow impact and to ensure comparability among periods presented.

Per share amounts reflect net income attributable to BlackRock, Inc., as adjusted divided by diluted weighted average common shares outstanding.

(3) Nonvoting participating preferred stock is considered to be a common stock equivalent for purposes of determining basic and diluted earnings per share calculations.

FORWARD-LOOKING STATEMENTS

This earnings release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the potential for human error in connection with BlackRock’s operational systems; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or PNC; (11) changes in law and policy and uncertainty pending any such changes; (12) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (13) the ability to attract and retain highly talented professionals; (14) fluctuations in the carrying value of BlackRock’s economic investments; (15) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (16) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (17) the failure by a key vendor of BlackRock to fulfill its obligations to the Company; (18) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds platform; (19) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (20) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this earnings release.

PERFORMANCE NOTES

Past performance is not indicative of future results. Except as specified, the performance information shown is as of September 30, 2018 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including U.S. registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of August 31, 2018. The performance data does not include accounts terminated prior to September 30, 2018 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for institutional and high net worth separate accounts, and net-of-fees for retail funds. The performance tracking shown for index accounts is based on gross-of-fees performance and includes all institutional accounts and all iShares funds globally using an index strategy. AUM information is based on AUM available as of September 30, 2018 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Performance shown is derived from applicable benchmarks or peer median information, as selected by BlackRock, Inc. Peer medians are based in part on data either from Lipper, Inc. or Morningstar, Inc. for each included product.